UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 7, 2011

Commission File Number: 333-144973

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

6650 Via Austi Parkway, Suite 170
Las Vegas, NV  89119
(Address of principal executive offices, including zip code)

702-583-6715
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAS VEGAS RAILWAY EXPRESS, INC.

Item 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A amends the Current Report on Form 8-K of Liberty Capital Asset Management, Inc. (the "Company") filed on January 28, 2010, regarding the Company's acquisition of Las Vegas Railway Express, Inc. ("LVRE") a Nevada corporation.

The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

      A.  Financial Statements of Business Acquired

            (i)   The audited balance sheet of Las Vegas Railway Express as of December 31, 2009, and the related statements of operations, stockholders' equity and cash flows from March 10, 2009 through December 31, 2009, are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            (ii)  The unaudited balance sheets of Liberty Capital Asset Management, Inc., formerly CD Banc LLC. as of December 31, 2009 and the related statements of operations, stockholders' equity and cash flows for the nine months ended December 31, 2009 are attached hereto as Exhibit 99.2 and is incorporated herein for reference.

      B.  Pro Forma Financial Information

            (i)   Liberty Capital Asset Management, Inc., consolidated unaudited pro forma combined financial information as of December 31, 2009 and March 31, 2009, are attached hereto as Exhibit 99.3 and is incorporated herein for reference.

UNAUDITED PRO FORMA OPERATING RESULTS

The accompanying unaudited pro forma operating results are prepared as if the acquisition of Las Vegas Railway Express, Inc. by Liberty Capital Asset Management, Inc. had occurred at the beginning of the periods.  The results have been adjusted for the elimination of intercompany transactions.  The results for Liberty Capital Asset Management, Inc. have been restated to correct errors in previously reported amounts

The pro forma operating results may not be indicative of the actual results of operations that would have occurred had the acquisition been consummated on the dates indicated and there can be no assurance that the foregoing results will be obtained.  In particular, the pro forma condensed consolidated financial statements are based on management’s current estimates of the asset purchase agreement.  The actual results may differ.

		Nine Months
	Year ended	Ended
	March 31	December 31,
	2009	2009
Revenues	$69,750	$-

Cost of revenues	-	-

Gross profit	69,750	-

Expenses:
Salaries and wages	1,219,313	359,441
Selling, general, and administrative	1,116,524	704,313
Professional fees	180,093	352,267
Depreciation	73,046	55,673
	2,588,976	1,471,694

Net operating loss	(2,519,226)	(1,471,694)

Interest expense	(46,768)	(32,143)

Net loss	$(2,565,994)	$(1,503,837)

Net loss per share, basic and diluted	$(0.39)	$(0.14)

Weighted average number of shares	6,501,650	10,570,712

      C.  Exhibits

            Listed below are all exhibits to this Current Report of Form 8-K/A.

Exhibit Number	Description

99.1	Las Vegas Railway Express Audited Financial Statements for December 31, 2009.

99.2	Liberty Capital Asset Management, Inc., unaudited financial statements for the nine months ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: January 7, 2011	LAS VEGAS RAILWAY EXPRESS, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer